UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                             FORM 8-K

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):

                         August 15, 2001

                Commission File Number: 000-26969


               -----------------------------------

                        SECURE SIGN, INC.
      (Exact name of registrant as specified in its charter)


Colorado, U.S.A.                                       84-1343219
(State or other jurisdiction of                  (I.R.S. Employer
 incorporation or organization)               Identification No.)


    6912 220th Street SW, Mountlake Terrace, Washington 98043
             (Address of principal executive offices)

                          (425) 672-6735
         (Issuer's telephone number, including area code)


                    Your Bank Online.com, Inc.
       (Former name, former address and former fiscal year,
                  if changed since last report)

Item 2.  Acquisition or Disposition of Assets

Secure Sign, Inc. ("SECU") had, as of July 24, 2000, planned the acquisition of Genesis Capital Co., Ltd., ("Genesis"), a privately-held company based in South Korea. The acquisition, funded by 2,000,000 shares of Common Stock; $100,000 cash; and $400,000 in a convertible debenture, was to allow SECU to access the Asian markets.

Effective August 15, 2001, the agreement between Secure Sign and Genesis is rescinded. Genesis has agreed to return to Secure Sign all common share certificates, totaling 2,000,000 shares of restricted common stock, and the original convertible debenture having face value of $400,000. Secure Sign has agreed to release Genesis from any claim for reimbursement of the $100,000 in cash paid plus any operating capital advanced to Genesis previously. For accounting purposes, this recission agreement became effective on September 29, 2000.




                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 15, 2001

                                   SECURE SIGN, INC.


                                   /s/ Bill Doehne
                                   Bill Doehne
                                   President

Exhibit 99.1   Settlement Agreement, Assignment, and Mutual
               Release Between Genesis Capital Co., Ltd, and
               Secure Sign, Inc. (Entered August 15, 2001)


     SETTLEMENT AGREEMENT, ASSIGNMENT AND MUTUAL RELEASE

     The parties to this agreement are Secure Sign, Inc. ("SECU"), a Colorado corporation and Robert Ghim and Eun Hee Ghim, collectively the "Ghims", owners of 100% of the common equity interests of Genesis Capital Co., Ltd, a South Korean entity ("Genesis").

     There is presently in existence a Contract for Acquisition, originally effective as of July 24, 2000, which set forth the terms and conditions for the acquisition of Genesis by SECU (at the time known as Your Bank Online, Inc.), in exchange for 2,000,000 shares of YBOL/SECU common shares, $100,000 in cash and a $400,000 convertible debenture, all issued to the Ghims.

     Secure Sign and the Ghims are now desirous of terminating their relationship and effectively rescinding the acquisition.

     As consideration for the mutual promises, covenants and agreements contained in this Settlement Agreement, Assignment and Mutual Release, the parties have agreed to:

1.0  Rescission of Agreement:

     1.1 The Ghims hereby agree to cancel the acquisition by returning to Secure Sign, as successor-in-interest to Your Bank Online, any and all common share certificates, totaling 2,000,000 shares of restricted common stock, to be cancelled on the share registry ledger of the company; and returning to be voided the original convertible debenture having a face value of $400,000.

     1.2 Secure Sign acknowledges that a total excess of $100,000 has been paid to the Ghims, and/or Genesis, and Secure
Sign agrees that it will release, discharge and exonerate Genesis and the Ghims from any claim for reimbursement of those funds.

     1.3 For accounting purposes, the parties agree that this rescission agreement will have an effective date of September 29, 2000.

2.0  Mutual Release of all Claims:

     2.1 Secure Sign and the Ghims hereby fully release and discharge each other, and each and all of their employees, agents and principals, from any and all obligations, liabilities, claims, costs, expenses, demands, charges, debts, actions and causes of action which either any of them may now have, or hereinafter have, by reason of or arising from the matters embraced in the operations of the Ghims, Genesis, and/or Secure Sign, both known and unknown, according to the terms of this Agreement.

     2.2 The parties acknowledge that it is the intention of this Agreement, and the cancellation of instruments contracted for as a result of this Agreement, to effect a full, complete and final settlement of all claims any of the parties may have against the other as of this date and effect a permanent rescission of any acquisition contracts formerly in existence between the parties.

3.0  Miscellaneous Provisions:

     3.1 The parties to this Agreement represent and warrant in agreeing to the terms of this document that they have read the document, have been offered the opportunity to discuss the matter with counsel of their choice, are aware of the content and legal effect of this document, and are acting on their own legal advice and of their own free will. Each party further represents that they are not relying on any representations by the other, as to the nature or effect of this Agreement.

     3.2 Each party whose signature is affixed to this Agreement in a representative capacity represents and warrants that he or she is authorized to execute this Agreement on behalf and to bind the entity or person on whose behalf his or her signature is affixed. Secure Sign confirms by its signatures that Bill Doehne is an authorized officer of the company, and James Lennox, holder of Powers of Attorney to act on behalf of both Robert Ghim and Eun Hee Ghim, confirms that he is authorized to negotiate and execute documents for all purposes concerning this agreement, the Ghims and future operations of Genesis.

     3.3 This Agreement may be executed in one or more counterparts each of which when executed and delivered shall be an original, and all of which, when executed, shall constitute one and the same instrument.

     3.4 The parties to this Agreement agree that this document constitutes the entire agreement between the parties. No modification of this Agreement is valid unless it is in writing, signed by both sides.

     3.5 If any party is required to file an action to enforce their rights under this Agreement, the parties agree that the prevailing party shall be entitled to recover their actual attorneys fees and costs.

     3.6 Any notice or other communication required or permitted by this Agreement must be in writing and shall be deemed to be properly given when delivered in person or to an authorized agent of the other party, or when deposited with a public telegraph company for transmittal, or when sent by facsimile transmission, charges prepaid, provided the communication is addressed:



          In the case of Secure Sign:

               Bill Doehne, President
               319 R Street, Southeast, Suite D
               Auburn, Washington 98002
               Fax: (253) 833-3690

          In the case of Genesis and the Ghims:

               C/o James Lennox
               Authorized Agent for the Ghims
               PO Box 461267
               Escondido, California 92046
               Fax: (949) 477-2294

          or to such other person or address designated by the parties to receive notice.

     Effective: August 15, 2001

SECURE SIGN, INC.
a Colorado corporation



By:  /s/ Bill Doehne
     Bill Doehne, President



JAMES LENNOX, INDIVIDUALLY
AND AS HOLDER OF A LIMITED
POWER OF ATTORNEY ON BEHALF
OF ROBERT AND EUN HEE GHIM


By:  /s/ James Lennox
     James Lennox